RECORDING REQUESTED BY:

WHEN RECORDED MAIL TO:

Andrews & Kurth L.L.P.
601 S. Figueroa Street,
Suite 4200
Los Angeles, California  90017
Attention:  Gregg J. Loubier
Loan No. 1700020088
Property:  Town & Country Shopping Center
                Searcy, Arkansas


                         ASSIGNMENT OF LEASES AND RENTS


         THIS ASSIGNMENT OF LEASES AND RENTS ("Assignment") is made as of September 23, 1997, by CONCORD MILESTONE PLUS, L.P., a Delaware limited partnership ("Assignor"), to WESTCO REAL ESTATE FINANCE CORP., a California corporation ("Assignee").

         Assignor, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby GRANT, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER AND DELIVER to Assignee the entire lessor's interest in and to all current and future leases and other agreements affecting the use, enjoyment, or occupancy of all or any part of the Mortgaged Property (as defined in the Mortgage, which is defined below), which Mortgaged Property includes that certain lot or piece of land, more particularly described in Exhibit A annexed hereto and made a part hereof.

         TOGETHER WITH all other leases and other agreements affecting the use, enjoyment or occupancy of any part of the Mortgaged Property now or hereafter made affecting the Mortgaged Property or any portion thereof, together with any extensions or renewals of the same (all of the leases and other agreements described above together with all other present and future leases and present and future agreements and any extension or renewal of the same are hereinafter collectively referred to as the "Leases");

         TOGETHER WITH all rents, income, issues, revenues and profits arising from the Leases and renewals thereof and together with all rents, income, issues and profits from the use, enjoyment and occupancy of the Mortgaged Property (including, but not limited to, minimum rents, additional rents, percentage rents, deficiency rents, security deposits and liquidated damages following default under any Leases, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of the Mortgaged Property, all of Assignor's rights to recover monetary amounts from any Lessee (as hereinafter defined) in bankruptcy including, without limitation, rights of recovery for use and occupancy and damage claims arising out of Lease defaults, including rejection of a Lease, together with any sums of money that may now or at any time hereafter be or become due and payable to Assignor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and all future oil, gas and mining Leases covering the Mortgaged Property or any part thereof, and all proceeds and other amounts paid or owing to Assignor under or pursuant to any and all contracts and bonds relating to the construction, erection or renovation of the Mortgaged Property) (all of the rights described above hereinafter collectively referred to as the "Rents").

         THIS ASSIGNMENT is made for the purposes of securing:

         A. The payment of the Debt as defined in that certain Note made by Assignor to Assignee, dated the date hereof, in the principal sum of $2,865,000 (the "Note"), and secured by the Mortgage (as defined in the Note) covering the Mortgaged Property.

         B. The performance and discharge of each and every obligation, covenant and agreement of Assignor contained herein and in the other Loan Documents (as defined in the Note).

         C. The payment of the Debt as defined in the Arizona Note (as defined in the Mortgage).

         D. The performance and discharge of each and every obligation, covenant and agreement of Assignor contained in the Loan Documents (as defined in the Arizona Note).

         E. The payment of the Debt as defined in the California Note (as defined in the Mortgage).

         F. The performance and discharge of each and every obligation, covenant and agreement of Assignor contained in the Loan Documents (as defined in the California Note).

         Assignor warrants to Assignee that (a) Assignor is the sole owner of the entire lessor's interest in the Leases; (b) the Leases are valid, enforceable and in full force and effect and have not been altered, modified or amended in any manner whatsoever except as disclosed to Assignee; (c) neither the Leases nor the Rents reserved in the Leases have been assigned or otherwise pledged or hypothecated; (d) none of the Rents have been collected for more than one (1) month in advance; (e) Assignor has full power and authority to execute and deliver this Assignment and the execution and delivery of this Assignment has been duly authorized and does not conflict with or constitute a default under any law, judicial order or other agreement affecting Assignor or the Mortgaged Property; (f) the premises demised under the Leases have been completed and Lessees under the Leases have accepted the same and have taken possession of the same on a rent-paying basis except as explicitly identified on the certified rent roll attached to the Closing Certificate dated concurrently herewith executed by Assignor in favor of Assignee in connection with the Note; and (g) there exist no offsets or defenses to the payment of any portion of the Rents.

         Assignor covenants with Assignee that Assignor (a) shall observe and perform all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of the Leases as security for the Debt; (b) shall promptly send to Assignee copies of all notices of default which Assignor shall receive under the Leases; (c) shall not collect any Rents more than one (1) month in advance; (d) shall not execute any other assignment of lessor's interest in the Leases or the Rents; (e) shall execute and deliver at the request of Assignee all such further assurances, confirmations and assignments in connection with the Mortgaged Property as Assignee shall from time to time require; (f) shall not enter into any new lease of the Mortgaged Property without the prior written consent of Assignee (unless such new Lease satisfies the Approval Conditions described below), and in any event, any new Lease shall be on a form of lease approved by Assignee; (g) shall deliver to Assignee, upon request, subject to tenant lease requirements, tenant estoppel certificates from each commercial Lessee at the Mortgaged Property in form and substance reasonably satisfactory to Assignee (provided, however, that Assignor shall not be required to deliver such certificates more frequently than two [2] times in any calendar year); and (h) shall deliver to Assignee, at Assignee's request, executed copies of all Leases now existing or hereafter arising.

         Assignor further covenants with Assignee that, except to the extent that Assignor is acting in the ordinary course of business as a prudent operator of property similar to the Mortgaged Property, Assignor (a) shall promptly send to Assignee copies of all notices of default which Assignor shall send to Lessees under the Leases; (b) shall enforce all of the terms, covenants and conditions contained in the Leases upon the part of the Lessees thereunder to be observed or performed, short of termination thereof; (c) shall not alter, modify or change the terms of the Leases without the prior written consent of Assignee, or cancel or terminate the Leases or accept a surrender thereof or take any other action which would effect a merger of the estates and rights of, or a termination or diminution of the obligations of, Lessees thereunder; provided however, that any Lease may be canceled if at the time of cancellation thereof a new Lease is entered into on substantially the same terms or more favorable terms as the canceled Lease; (d) shall not alter, modify or change the terms of any guaranty of any of the Leases or cancel or terminate any such guaranty without the prior written consent of Assignee; (e) shall not consent to any assignment of or subletting under the Leases not in accordance with their terms, without the prior written consent of Assignee; and (f) shall not waive, release, reduce, discount or otherwise discharge or compromise the payment of any of the Rents to accrue under the Leases.

         Assignor further covenants with Assignee that (a) all Leases shall be written on the standard form of lease which has been approved by Assignee; (b) upon request, Assignor shall furnish Assignee with executed copies of all Leases; (c) no material changes may be made to the Assignee-approved standard lease without the prior written consent of Assignee; (d) all renewals of Leases and all proposed Leases shall provide for rental rates comparable to existing local market rates and shall be arm's-length transactions; (e) all Leases shall provide that (i) they are subordinate to the Mortgage and any other indebtedness now or hereafter secured by the Mortgaged Property, (ii) Lessees agree to attorn to Assignee (such attornment to be effective upon Assignee's acquisition of title to the Mortgaged Property), (iii) Lessees agree to execute such further evidences of attornment as Assignee may from time to time request, (iv) the attornment of Lessees shall not be terminated by foreclosure, (v) Assignee may, at Assignee's option, accept or reject such attornment, and (vi) Lessees agree to furnish, two times in any calendar year, as Assignee may request, a certificate signed by Lessee confirming and containing such factual certifications and representations deemed reasonably appropriate by Assignee; and (f) all new Leases shall be subject to the prior approval of Assignee.

         Notwithstanding anything to the contrary contained herein, and provided that no Event of Default (as defined in the Mortgage) shall exist and be continuing, the following terms and provisions shall apply (the "Approval Conditions"):

                  (a) Assignee's consent shall not be required for modifications of Leases if (i) the Lease to be modified does not involve more than 5,000 rentable square feet of the Mortgaged Property, (ii) such modifications (together with all prior modifications of such Lease made without Assignee's consent) do not materially decrease the obligations of Lessee nor materially increase the obligations of the lessor, (iii) such modification (together with all prior modifications of Leases made without Assignee's consent) will not adversely affect the Mortgaged Property, Assignee, or Assignor's ability to fulfill its obligations under the Loan Documents (other than to a de minimis extent), and (iv) the Lease as so modified meets all criteria that would be required with respect to new Leases as set forth in subpart (c) below.

                  (b) Assignee's consent shall not be required for termination of a Lease if (i) Lessee under such Lease is in default beyond all applicable notice and grace periods, (ii) the Lease to be terminated does not involve more than 5,000 rentable square feet of the Mortgaged Property, and (iii) such termination will not adversely affect the Mortgaged Property, Assignee, or Assignor's ability to fulfill its obligations under the Loan Documents (other than to a de minimis extent).

                  (c) Assignee's consent shall not be required for execution of a new Lease of space at the Mortgaged Property if (i) such Lease does not involve more than 5,000 rentable square feet of the Mortgaged
         Property, (ii) such Lease will not adversely affect the Mortgaged Property, Assignee, or Assignor's ability to fulfill its obligations under the Loan Documents, (iii) such Lease is on the standard form of lease approved by Assignee, (iv) such Lease is the result of an arms-length transaction and provides for rental rates comparable to existing market rates, (v) such Lease does not contain any terms which would materially affect Assignee's rights under this Assignment or the other Loan Documents, and (vi) the term of such Lease (including any renewal or extension term) shall be no less than six (6) months and no more than one (1) year.


         THIS  ASSIGNMENT  is  made  on  the  following  terms,   covenants  and
conditions:

         1. Present Assignment. Assignor does hereby absolutely and unconditionally assign to Assignee Assignor's right, title and interest in all current and future Leases and Rents, it being intended by Assignor that this assignment constitute a present, absolute assignment and not an assignment for additional security only. Such assignment to Assignee shall not be construed to bind Assignee to the performance of any of the covenants, conditions, or provisions contained in any of the Leases or otherwise to impose any obligation upon Assignee. Assignor agrees to execute and deliver to Assignee such additional instruments, in form and substance satisfactory to Assignee, as may hereinafter be requested by Assignee to further evidence and confirm said assignment. Assignee is hereby granted and assigned by Assignor the right to enter the Mortgaged Property for the purpose of enforcing its interest in the Leases and the Rents, this Assignment constituting a present, absolute and unconditional assignment of the Leases and Rents. Nevertheless, subject to the terms of this paragraph, Assignee grants to Assignor a revocable license to operate and manage the Mortgaged Property and to collect the Rents. Assignor shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt for use in the payment of such sums. Upon an Event of Default, the license granted to Assignor herein shall automatically be revoked and Assignee shall immediately be entitled to receive and apply all Rents, whether or not Assignee enters upon and takes control of the Mortgaged Property. Assignor hereby grants and assigns to Assignee the right, at its option, upon the revocation of the license granted herein to enter upon the Mortgaged Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license herein granted may be applied toward payment of the Debt in such priority and proportion as Assignee, in its discretion, shall deem proper.

         2. Remedies of Assignee. Upon or at any time after an Event of Default, Assignee may, at its option, without waiving such Event of Default, without notice and without regard to the adequacy of the security for the Debt, either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court, take possession of the Mortgaged Property and have, hold, manage, lease and operate the Mortgaged Property on such terms and for such period of time as Assignee may deem proper and either with or without taking possession of the Mortgaged Property in its own name, demand, sue for or otherwise collect and receive all Rents, including those past due and unpaid with full power to make from time to time all alterations, renovations, repairs or replacements thereto or thereof as may seem proper to Assignee and may apply the Rents to the payment of the following in such order and proportion as Assignee in its sole discretion may determine, any law, custom or use to the contrary notwithstanding: (a) all expenses of managing and securing the Mortgaged Property, including, without being limited thereto, the salaries, fees and wages of a managing agent and such other employees or agents as Assignee may deem necessary or desirable and all expenses of operating and maintaining the Mortgaged Property, including, without being limited thereto, all taxes, charges, claims, assessments, water charges, sewer rents and any other liens, and premiums for all insurance which Assignee may deem necessary or desirable, and the cost of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Mortgaged Property; and (b) the Debt, (including all costs and attorneys' fees). In addition to the rights which Assignee may have herein, upon the occurrence of an Event of Default Assignee, at its option, may require Assignor to vacate and surrender possession of the Mortgaged Property to Assignee or to such receiver and, in default thereof, Assignor may be evicted by summary proceedings or otherwise. Additionally, upon such Event of Default, Assignee shall have the right to establish a lock box for the deposit of all Rents and other receivables of Assignor relating to the Mortgaged Property. Assignor shall pay any and all costs and expenses for such lock box. For purposes of Paragraphs 1 and 2, Assignor grants to Assignee its irrevocable power of attorney, coupled with an interest, to take any and all of the aforementioned actions and any or all other actions designated by Assignee for the proper management and preservation of the Mortgaged Property. The exercise by Assignee of the option granted it in this paragraph and the collection of the Rents and the application thereof as herein provided shall not be considered a waiver of any Event of Default under any of the Loan Documents.

         3. No Liability of Assignee. Assignee shall not be liable for any loss sustained by Assignor resulting from Assignee's failure to let the Mortgaged Property after an Event of Default or from any other act or omission of Assignee in managing the Mortgaged Property after an Event of Default unless such loss is caused by the willful misconduct and bad faith of Assignee. Assignee shall not be obligated to perform or discharge any obligation, duty or liability under the Leases or under or by reason of this Assignment and Assignor shall, and hereby agrees, to indemnify Assignee for, and to hold Assignee harmless from, any and all liability, loss or damage which may or might be incurred under the Leases or under or by reason of this Assignment and from any and all claims and demands whatsoever, including the defense of any such claims or demands which may be asserted against Assignee by reason of any alleged obligations and undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases. Should Assignee incur any such liability, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be secured hereby and by the Loan Documents and Assignor shall reimburse Assignee therefor immediately upon demand and upon Assignor's failure to do so, Assignee may, at its option, exercise any and all remedies available to Assignee hereunder and under the other Loan Documents. This Assignment shall not operate to place any obligation or liability for the control, care, management or repair of the Mortgaged Property upon Assignee, nor for the carrying out of any of the terms and conditions of the Leases; nor shall it operate to make Assignee responsible or liable for any waste committed on the Mortgaged Property, including without limitation the presence of any Hazardous Substances, (as defined in the Environmental Agreement, which is defined in the Note), or for any negligence in the management, upkeep, repair or control of the Mortgaged Property resulting in loss or injury or death to any Lessee, licensee, employee or stranger.

         4. Notice to Lessees. Assignor hereby authorizes and directs Lessees named in the Leases or any other or future Lessees or occupants of the Mortgaged Property (the "Lessee[s]") upon receipt from Assignee of written notice to the effect that Assignee is then the holder of the Note and that an Event of Default exists thereunder or under the other Loan Documents to pay over to Assignee all Rents and to continue so to do until otherwise notified by Assignee, without further notice or consent of Assignor and regardless of whether Assignee has taken possession of the Mortgaged Property, and Lessees may rely upon any written statement delivered by Assignee to Lessees without any obligation or right to inquire as to whether such default actually exists and notwithstanding any notice from or claim of Assignor to the contrary. Assignor further agrees that it shall have no right to claim against any of Lessees for any such Rents so paid by Lessees to Assignee and that Assignee shall be entitled to collect, receive and retain all Rents regardless of when and to whom such Rents are and have been paid and regardless of the form or location of such Rents. Any such payment to Assignee shall constitute payment to Assignor under the Leases, and Assignor appoints Assignee as Assignor's lawful attorney-in-fact for giving, and Assignee is hereby empowered to give, acquitances to any Lessee for such payment to Assignee after an Event of Default. Any Rents held or received by Assignor after a written request from Assignee to Lessees for the payment of Rents shall be held or received by Assignor as trustee for the benefit of Assignee only.

5. Rental Offsets. If Assignor becomes aware that any Lessee proposes to do, or is doing, any act or thing which may give rise to any right of set-off against Rent, Assignor shall, to the extent Assignee is permitted to do so under the applicable lease or applicable law, (i) take such steps as shall be reasonably calculated to prevent the accrual of any right to a set-off against Rent, (ii) notify Assignee thereof and of the amount of said set-offs, and (iii) within ten
(10) days after such accrual for a valid set-off, reimburse Lessee who shall have acquired such right to set-off or take such other steps as shall effectively discharge such set-off and as shall effectively assure that Rents thereafter due shall continue to be payable without set-off or deduction.

         6. Security Deposits. Following the occurrence and during the continuance of any Event of Default, Assignor shall, upon Assignee's request, if permitted by applicable legal requirements, turn over to Assignee the security deposits (and any interest theretofore earned thereon) with respect to all or any portion of the Mortgaged Property, to be held by Assignee subject to the terms of the Leases.

         7. Relocations. In no event shall Assignor exercise any right to relocate any Lessee pursuant to any right set forth in a Lease without the prior written consent of Assignee, except for relocations in connection with the making or renewal of Leases with respect to which Assignee's consent is not required under the Approval Conditions above.

         8. Other Security. Assignee may take or release other security for the payment of the Debt, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the reduction or satisfaction of the Debt without prejudice to any of its rights under this Assignment.

         9. Other Remedies. Nothing contained in this Assignment and no act done or omitted by Assignee pursuant to the power and rights granted to Assignee hereunder shall be deemed to be a waiver by Assignee of its rights and remedies under the other Loan Documents and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Assignee under the terms thereof. The right of Assignee to collect the Debt and to enforce any other security therefor held by it may be exercised by Assignee either prior to, simultaneously with, or subsequent to any action taken by it hereunder.

         10. No Mortgagee in Possession. Nothing herein contained shall be construed as constituting Assignee a "mortgagee in possession" in the absence of the taking of actual possession of the Mortgaged Property by Assignee. In the exercise of the powers herein granted Assignee, no liability shall be asserted or enforced against Assignee, all such liability being expressly waived and released by Assignor.

         11. No Oral Change. This Assignment may not be modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Assignor or Assignee, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         12. Certain Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Assignment may be used interchangeable in singular or plural form and the word "Assignor" shall mean "each Assignor and any subsequent owner or owners of the Mortgaged Property or any part thereof or any interest therein," the word "Assignee" shall mean "Assignee and any subsequent holder of the Note," the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, the words "Mortgaged Property" shall include any portion of the Mortgaged Property and any interest therein; whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

         13. Non-Waiver. The failure of Assignee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Assignment. Assignor shall not be relieved of Assignor's obligations hereunder by reason of (a) failure of Assignee to comply with any request of Assignor or any other party to take any action to enforce any of the provisions hereof or of the other Loan Documents, (b) the release regardless of consideration, of the whole or any part of the Mortgaged Property, or (c) any agreement or stipulation by Assignee extending the time of payment or otherwise modifying or supplementing the terms of this Assignment or the other Loan Documents. Assignee may resort for the payment of the Debt to any other security held by Assignee in such order and manner as Assignee, in its discretion, may elect. Assignee may take any action to recover the Debt, or any portion thereof or to enforce any covenant hereof without prejudice to the right of Assignee thereafter to enforce its rights under this Assignment. The rights of Assignee under this Assignment shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Assignee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

         14. Inapplicable Provisions. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

         15. Counterparts. This Assignment may be executed in any number of counterparts each of which shall be deemed to be an original but all of which when taken together shall constitute one agreement.

         16. GOVERNING LAW; JURISDICTION. THIS MORTGAGE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, PROVIDED THAT TO THE EXTENT THAT ANY OF SUCH LAWS MAY NOW OR HEREAFTER BE PREEMPTED BY FEDERAL LAW, IN WHICH CASE SUCH FEDERAL LAW SHALL SO GOVERN AND BE CONTROLLING; AND PROVIDED FURTHER THAT THE LAWS OF THE STATE IN WHICH THE MORTGAGED PROPERTY IS LOCATED SHALL GOVERN AS TO THE CREATION, PRIORITY AND ENFORCEMENT OF LIENS AND SECURITY INTERESTS IN PROPERTY LOCATED IN SUCH STATE.

         ASSIGNOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY
KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE

ADVICE OF COMPETENT COUNSEL, SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF CALIFORNIA OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THE NOTE, THE MORTGAGE OR ANY OTHER OF THE LOAN DOCUMENTS, AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN ORANGE COUNTY, CALIFORNIA, SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF ASSIGNEE TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). ASSIGNOR FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO ASSIGNOR AT THE ADDRESS FOR NOTICES SET FORTH ON PAGE 1 OF THE MORTGAGE, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

         17. Successors and Assigns. Assignor may not assign its rights under this Assignment. Assignor hereby acknowledges and agrees that Assignee may assign this Assignment without Assignor's consent. Subject to the foregoing, this Assignment shall be binding upon, and shall inure to the benefit of, Assignor and the Assignee and their respective successors and assigns.

         18. Termination of Assignment. Upon payment in full of the Debt and the delivery and recording of a satisfaction, release or discharge of Mortgage duly executed by Assignee, this Assignment shall become and be void and of no effect.

         THIS ASSIGNMENT shall inure to the benefit of Assignee and any subsequent holder of the Note and shall be binding upon Assignor, and Assignor's heirs, executors, administrators, successors and assigns and any subsequent owner of the Mortgaged Property.

                            (Signature page follows)

         Assignor has executed this instrument as of the day and year first above written.

                                            ASSIGNOR:

                            CONCORD MILESTONE PLUS, L.P.,
                            a Delaware limited partnership

                            By:      CM PLUS CORPORATION,
                                     a Delaware corporation,
                                     Its General Partner


                                     By:
                                              Name:
                                              Title:

STATE OF ________________                   ss.
                                            ss.    ss.
COUNTY OF ______________                    ss.


         On  ___________________,  before me,  _____________________________,  a
Notary      Public      for      said      state,       personally      appeared
________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                                        -------------------------------------
                                                      Notary Public

                  (SEAL)